EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AVALON HOLDING GROUP INC. (the "Company") on Form 10-Q for the period ended October 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip Jennings, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 10, 2010

By:/s/  Phillip Jennings
Philip Jennings
Chief Executive Officer, principal executive officer, principal financial officer and principal accounting officer